UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

CATERPILLAR FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11241 (Commission File Number)	37-1105865 (IRS Employer Identification No.)

2120 West End Avenue, Nashville, Tennessee (Address of principal executive offices)	37203-0001 (Zip Code)

Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series K, 4.850% Notes Due 2029	CAT/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Creation of Revolving Credit Facility

On August 27, 2026, Caterpillar Financial Services Corporation (“Cat Financial”) entered into a Credit Agreement (2026 364-Day Facility) (the “364-Day Credit Agreement”) among Cat Financial, Caterpillar Inc. (“Caterpillar”), Caterpillar International Finance Designated Activity Company (“CIF”), Caterpillar International Finance Luxembourg S.à r.l. (“CIF LUX”) and Caterpillar Finance Kabushiki Kaisha (“CFKK” and, together with Cat Financial, Caterpillar, CIF and CIF LUX, the “Borrowers”), certain financial institutions named therein (the “Banks”), Citibank, N.A. (the “Agent”), Citibank Europe plc, UK Branch (the “Local Currency Agent”), and MUFG Bank, Ltd. (the “Japan Local Currency Agent”), which provides an unsecured revolving credit facility to the Borrowers in an aggregate amount of up to $3.5 billion (the “364-Day Aggregate Commitment”) that expires on August 26, 2027. In addition, on August 27, 2026, each of CIF and CIF LUX entered into a separate Local Currency Addendum with Cat Financial, the Local Currency Banks (as defined in the 364-Day Credit Agreement), the Agent and the Local Currency Agent, which enable CIF and CIF LUX to borrow in certain approved currencies including Pounds Sterling and Euros in an aggregate amount up to the equivalent of $100 million (together, the “364-Day Local Currency Addendums”), and Cat Financial, CFKK, the Japan Local Currency Banks (as defined in the 364-Day Credit Agreement), the Agent and the Japan Local Currency Agent entered into a Japan Local Currency Addendum (collectively with the 364-Day Local Currency Addendums and the 364-Day Credit Agreement, the “364-Day Facility”), which enables CFKK to borrow Japanese Yen in an aggregate amount up to the equivalent of $100 million, as part of the 364-Day Aggregate Commitment. The 364-Day Facility replaces the Credit Agreement (2025 364-Day Facility) and the related Local Currency Addendums and Japan Local Currency Addendum, which were entered into on August 28, 2025.

Amendments to and Extensions of Existing Credit Agreements

On August 27, 2026, Cat Financial and the other Borrowers entered into (i) a Fifth Amended and Restated Credit Agreement (Three-Year Facility), Local Currency Addendums and Japan Local Currency Addendum (collectively, the “Three-Year Facility Agreement”), which amended and restated the Fourth Amended and Restated Credit Agreement (Three-Year Facility) dated August 28, 2025 and the related Local Currency Addendums and Japan Local Currency Addendum (collectively, the “2025 Three-Year Facility”) and (ii) a Fifth Amended and Restated Credit Agreement (Five-Year Facility), Local Currency Addendums and Japan Local Currency Addendum (collectively, the “Five-Year Facility Agreement” and together with the Three-Year Facility Agreement and the 364-Day Facility, the “Credit Facilities”), which amended and restated the Fourth Amended and Restated Five-Year Credit Agreement (Five-Year Facility) dated August 28, 2025 and the related Local Currency Addendums and Japan Local Currency Addendum (collectively, the “2025 Five-Year Facility”).

The Three-Year Facility Agreement, among other things, extends the expiration date of the 2025 Three-Year Facility to August 27, 2029 and provides for an unsecured revolving credit facility to the Borrowers in an aggregate amount of up to $3.0 billion, and the Five-Year Facility Agreement, among other things, extends the expiration date of the 2025 Five-Year Facility to August 27, 2031 and provides for an unsecured revolving credit facility to the Borrowers in an aggregate amount of up to $5.0 billion.

The Credit Facilities are available for general corporate purposes. As of the date hereof, the Borrowers have not drawn on the Credit Facilities.

The Credit Facilities contain certain representations and warranties, covenants and events of default, including financial covenants. Under the Credit Facilities, Caterpillar is required to maintain consolidated net worth not less than $9 billion at all times. Caterpillar’s consolidated net worth is defined as the consolidated stockholder’s equity including preferred stock but excluding the pension and other post-retirement benefits balance within Accumulated other comprehensive income (loss). Cat Financial is required to maintain an interest coverage ratio above 1.15 to 1, where the interest coverage ratio is defined as the ratio of (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense, calculated at the end of each fiscal quarter, for the prior four consecutive fiscal quarter period. Cat Financial is also required to maintain a leverage ratio (consolidated debt to consolidated net worth) not greater than 10.0 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) on each December 31. Drawings under the Credit Facilities are also subject to conditions precedent and the payment of certain facility fees.

Certain of the lenders and agents party to the Credit Facilities, as well as certain of their respective affiliates, have performed, and may in the future perform, for Caterpillar and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description is qualified in its entirety by the terms and provisions of the (i) 364-Day Credit Agreement and the Local Currency Addendums and Japan Local Currency Addendum thereto; (ii) the Fifth Amended and Restated Credit Agreement (Three-Year Facility) and the Local Currency Addendums and Japan Local Currency Addendum thereto; and (iii) the Fifth Amended and Restated Credit Agreement (Five-Year Facility) and the Local Currency Addendums and Japan Local Currency Addendum thereto, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1	Credit Agreement (2026 364-Day Facility)
10.2	CIF Local Currency Addendum to the Credit Agreement (2026 364-Day Facility)
10.3	CIF LUX Local Currency Addendum to the Credit Agreement (2026 364-Day Facility)
10.4	Japan Local Currency Addendum to the Credit Agreement (2026 364-Day Facility)
10.5	Fifth Amended and Restated Credit Agreement (Three-Year Facility)
10.6	CIF Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Three-Year Facility)
10.7	CIF LUX Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Three-Year Facility)
10.8	Japan Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Three-Year Facility)
10.9	Fifth Amended and Restated Credit Agreement (Five-Year Facility)
10.10	CIF Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Five-Year Facility)
10.11	CIF LUX Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Five-Year Facility)
10.12	Japan Local Currency Addendum to the Fifth Amended and Restated Credit Agreement (Five-Year Facility)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL SERVICES CORPORATION

Date: September 1, 2026	By:	/s/ James M. Rooney
James M. Rooney Secretary

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